Vanguard Variable Annuity

Supplement dated March 15, 2012

    to the

Prospectus dated

October 19, 2011

Issued Through Separate Account VA DD

By Monumental Life Insurance Company

The following hereby replaces the Purchasing by Wire information in the Purchase section of the Vanguard Variable Annuity prospectus.

Purchasing by Wire
Money should be wired to:	WELLS FARGO ABA 121000248 DEPOSIT ACCOUNT NUMBER 2014126521732 MONUMENTAL LIFE INSURANCE COMPANY and THE VANGUARD GROUP, INC. [YOUR CONTRACT NUMBER] [YOUR NAME]

Please call 800-462-2391 before wiring.

Please be sure your bank includes your Contract number to assure proper credit to your Contract.

If you would like to wire your Initial Premium Payment, you should complete the Vanguard Variable Annuity Client Information Form and the Assessment and Disclosure Form and mail it to Vanguard Annuity and Insurance Services, P.O. Box 1105, Valley Forge, PA 19482-1105, prior to completing wire arrangements.

The Company will accept Federal Funds wire purchase orders only when the New York Stock Exchange and banks are open for business. A purchase payment received before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time) will have a trade date of the same day, and purchase payments received after that time will have a trade date of the first business day following the date of receipt.

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